                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- AUGUST 7, 2008*

RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND (12/28/07)      S-6242-99 L

Effective on or about August 18, 2008, the "Principal Investment Strategies" section will be revised as follows:

The Fund's assets are primarily invested in equity securities of foreign issuers that are believed to be undervalued and offer growth potential. The Fund may invest in both developed and emerging markets.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, AllianceBernstein L.P. (AllianceBernstein), Mondrian Investment Partners Limited (Mondrian) and Tradewinds Global Investors, LLC (Tradewinds) (the Subadvisers), which provide day-to-day management for the Fund. RiverSource Investments, subject to the oversight of the Fund's Board of Directors (Board), decides the proportion of the Fund assets to be managed by each subadviser, and may change these proportions at any time. RiverSource Investments currently intends to allocate a majority of the Fund's assets to AllianceBernstein, although this could change. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

ALLIANCEBERNSTEIN
AllianceBernstein uses a value-oriented approach to buy and sell decisions that is disciplined, centralized and highly systematic. This means that, in selecting investments for the Fund, AllianceBernstein seeks to:

- Use research analysis that is fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts.

- Invest in stocks that are underpriced -- that have low price/earnings ratios, low price/book-value ratios and high dividend yields.

AllianceBernstein may sell a stock when it no longer meets the standards described.

AllianceBernstein may use foreign currency futures contracts or foreign currency forward contracts, with terms of up to one year, in an effort to hedge existing positions, interest rate fluctuations or currency fluctuations, or to produce incremental earnings. AllianceBernstein also may purchase foreign currency for immediate settlement in order to purchase foreign securities.

MONDRIAN
Mondrian is an active, value-oriented, defensive manager that emphasizes small-cap opportunities for the Fund, focusing on companies with market capitalizations of up to $3.5 billion, measured at the time of purchase, which provides a universe of over 5,000 companies. Mondrian then uses a quantitative screen as well as other security ideas to derive a smaller number of companies on which it will make use of a three-stage process to determine (i) whether an existing security will remain or will be removed from the Fund and (ii) whether a new security will enter into the Fund. Mondrian's three-stage research process includes:

- an overview of financial statements and industry prospects;

- meetings (on-site) with company management to have a clearer understanding of business operations and growth prospects; and

- using a combination of bottom-up/top-down inputs to model the future income stream, balance sheet and cash flow projections of the company to ascertain the long-term dividend paying capability of the company, which are then used as inputs into the inflation adjusted dividend discount methodology to derive the underlying value of a company.

In addition, Mondrian may sell a security if:

- price appreciation has led to a significant overvaluation against a predetermined value level as defined by the dividend discount model;

- change in the fundamentals adversely affects ongoing appraisal of value;

- more attractive alternatives are discovered; and

- market capitalization significantly exceeds Mondrian's targeted ceiling.

S-6242-1 A (8/08)  * Valid until next update.

TRADEWINDS
Tradewinds uses an active, research-driven, fundamentals-based, value-oriented process. Tradewinds selects securities by conducting rigorous, independent, bottom-up fundamental analysis seeking to identify potential investments that it believes trade at attractive absolute valuations, offer good downside protection/risk-reward and possess strong franchise quality. Tradewinds' stock selection process, which is distinguished by deep specialization, fundamental analysis and transparency, identifies an initial universe of companies with market capitalizations of greater than $1 billion. Those companies are closely monitored within their respective industries and, based on various quantitative measures (such as price-to earnings, price-to-book value, price-to-sales, price-to-net present value, price-to-free cash flow, sustainable dividend yield and price to liquidation/replacement value) and qualitative analysis (such as understanding franchise quality, management strength, corporate strategy, barriers-to-entry, shareholder value orientation, operating and industry fundamentals and competitive advantage), the universe of companies is reduced. Following this process, Tradewinds selects securities for the Fund, further evaluating the Fund's industry/sector exposure and liquidity/ability to execute.

In accordance with the same principles that are utilized to evaluate the selection of securities, a security becomes a candidate for sale when risk-reward characteristics change due to the following reasons:

- price appreciation reduces underlying statistical attractiveness;

- deterioration in company fundamentals; and

- a more attractive alternative stock is identified within the same industry that has stronger fundamentals or a more compelling valuation (substitution swap).

Tradewinds does not employ mechanical sell triggers that dictate the sale of a security if its price falls by a certain percentage. Tradewinds does, however, review every investment that suffers what it believes is a material decline in value. This review includes evaluating its original investment premise, current valuation, fundamentals, determining if value is still being created, and identifying the particular issues pressuring the holding and how long Tradewinds expects them to last. If the result of that review suggests that the investment is still compelling, Tradewinds may not sell and it may increase the Fund's position in the stock. Tradewinds believes that it is important to maintain a discipline and take advantage of companies the market has inappropriately valued.

The following information has been added to the section of the prospectus entitled "Other Investment Strategies and Risks."

Multi-Manager Risk. While RiverSource Investments, as the Fund's investment manager, monitors each subadviser and the overall management of the Fund, to the extent the Fund has multiple subadvisers, each subadviser makes investment decisions independently from the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund's performance.

RiverSource Partners International Select Value Fund will compare its performance to the following index to provide a more appropriate performance measurement of the Fund:

EXISTING INDEX                                                           INDEX EFFECTIVE AUGUST 18, 2008
MSCI EAFE GDP Weighted, Half-Hedged Index (primary index)           MSCI EAFE Value Index (new primary index)
MSCI EAFE Index (secondary index)                                                                         NA


The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE GDP WEIGHTED, HALF-HEDGED INDEX, an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged. The index reflects reinvestment of all distributions and changes in market prices.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is market capitalization weighted and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE VALUE INDEX, an unmanaged index and subset of the MSCI EAFE Index, measures the performance of value stocks in the MSCI EAFE Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. The index reflects reinvestment of all distributions and changes in market prices.

The information under "Fund Management and Compensation" has been revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.

Each Subadviser manages its portion of the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

ALLIANCEBERNSTEIN
AllianceBernstein, which has served as subadviser to the Fund since September 2001, is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The Global Value Equity Investment Policy Group, consisting of employees of AllianceBernstein, makes investment decisions. Kevin Simms and Henry D'Auria, members of the Investment Policy Group, concentrate on international equities and are primarily responsible for making recommendations to the Investment Policy Group for this Fund.

SHARON E. FAY
Chief Investment Officer -- Global Value Equities

Ms. Fay joined AllianceBernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer -- Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-U.S. value investment portfolios and chairing the Global Value Investment Policy Group. She brings to this role a range of experience in helping establish AllianceBernstein as a global player in value investing, having first successfully launched Canadian Value as the firm's first single-market service focused outside the U.S. She went on to build the UK Value service, the firm's first portfolio management and research team based outside of the U.S. Until January 2006, Ms. Fay was Co-CIO -- European and UK Value Equities, a position she assumed with AllianceBernstein. She also serves on AllianceBernstein's Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO -- Canadian Value Equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Before joining AllianceBernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard Business School. CFA. Location: London.

GIULIO MARTINI
Chief Investment Officer -- Currency Strategies, Senior Portfolio
Manager -- Global Equities

In September 2005, Mr. Martini was appointed to head a newly created currency team. This independent investment group is focused exclusively on currency alpha and overlay strategies. Previously, he was head of the quantitative strategies team within the value equities unit. He continues to work with international and global value clients and as the lead person shaping currency-management tools and strategies in the cross-border value services. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. He has been a member of the International, Global, and Emerging Investment Policy Groups from their inceptions. Prior to 1992, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University. Location: New York.

KEVIN F. SIMMS
Co-Chief Investment Officer -- International Value Equities; Director of Research -- Global Value Equities

Mr. Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he has been instrumental in implementing significant enhancements to AllianceBernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined AllianceBernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

HENRY S. D'AURIA
Chief Investment Officer -- Emerging Markets Value Equities and Co-Chief Investment Officer -- International Value Equities

Mr. D'Auria was named co-CIO -- International Value equities in 2003, adding to his responsibilities as CIO -- Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of AllianceBernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research -- Small Cap Value equities and director of research -- Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before coming to AllianceBernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. CFA Charterholder. Location: New York

MARILYN G. FEDAK
Executive Vice President, Head -- AllianceBernstein Value Equities Business and Co-Chief Investment Officer -- U.S. Large Cap Value

Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the U.S. Large Cap Value Equity Investment Policy Group. From 1993-2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities; in 2003, she named John Mahedy a Senior Vice President, her co-CIO. She serves on AllianceBernstein's Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at AllianceBernstein, she played a key role in developing its U.S. Diversified Value service. Prior to joining AllianceBernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. CFA Charterholder. Location: New York

JOHN P. MAHEDY
Co-Chief Investment Officer -- U.S. Value Equities; Director of Research -- U.S. Value Equities

John Mahedy was named Co-CIO -- U.S. Value equities in 2003. He continues to serve as director of research -- U.S. Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University. CPA.

MONDRIAN
Mondrian, which has served as subadviser to the Fund since August 2008, is located at 10 Gresham Street, 5th Floor, London, United Kingdom EC2V7JD. Mondrian, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund allocated to Mondrian is:

DR. ORMALA KRISHNAN, Senior Portfolio Manager

Dr. Krishnan heads Mondrian's international small cap strategy. Dr. Krishnan started her investment career in 1993 with Singapore based Koeneman Capital Management. Prior to joining Mondrian in 2000 as a portfolio manager, Dr. Krishnan was an investment consultant with William M Mercer. Upon completion of her BSc in pure and applied mathematics from the National University of Singapore, Dr. Krishnan achieved her MSc in actuarial science from City University, London. In 2006, Dr. Krishnan completed her doctoral program in investment and finance from Sir John Cass Business School, City of London. Her doctoral thesis was on 'Value versus Growth in the Asian Equity Markets'.

TRADEWINDS
Tradewinds, which has served as subadviser to the Fund since August 2008, is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067-3120. Tradewinds, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio manager responsible for the day-to-day management of the portion of the Fund allocated to Tradewinds is:

PAUL J. HECHMER
Executive Managing Director and Portfolio Manager (International Strategies)

Mr. Hechmer serves as the lead portfolio manager for Tradewinds' international strategies. He is also a member of the Tradewinds' investment oversight and executive committees. Prior to joining NWQ in 2001, and forming the affiliate Tradewinds in 2006, Mr. Hechmer was a portfolio manager and senior equity analyst for international value portfolios at Palley-Needelman Asset Management. Mr. Hechmer has 14 years of investment management experience. Mr. Hechmer graduated from University of Notre Dame with a bachelor's degree in business administration. He received his MBA from UCLA Anderson School of Management.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

                                                  (RIVERSOURCE INVESTMENTS LOGO)

         STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- AUG. 7, 2008

RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND (JULY 30, 2008)              S-6500 AL


Effective on or about August 18, 2008, the information in Table 17 will be revised to include information regarding Mondrian Investment Partners Limited and Tradewinds Global Investors, LLC.

                                                                           PARENT
                                                                          COMPANY,
FUND                       SUBADVISER NAME                                 IF ANY    FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------
Partners International     AllianceBernstein L.P. (AllianceBernstein)        N/A     0.65% on the first $75 million, reducing to
  Select Value             (effective Sept. 17, 2001)                                0.30% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Mondrian Investment Partners Limited              N/A     0.70% on all assets
                           (Mondrian) (effective August 18, 2008)
                           ------------------------------------------------------------------------------------------------------
                           Tradewinds Global Investors, LLC                  N/A     0.50% on the first $250 million, reducing to
                           (Tradewinds) (effective August 18, 2008)                  0.40% as assets increase
---------------------------------------------------------------------------------------------------------------------------------



Effective on or about August 18, 2008, the information in Table 18 will be revised to include information regarding Mondrian Investment Partners Limited and Tradewinds Global Investors, LLC.

                                                                                               SUBADVISORY FEES PAID
                                                                                       ---------------------------------------
FUND                                                  SUBADVISER                          2007         2006         2005
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
Partners International Select     AllianceBernstein                                    $7,962,307   $6,022,579   $4,126,134
Value
                                  --------------------------------------------------------------------------------------------
                                  Mondrian                                                    N/A          N/A          N/A
                                  --------------------------------------------------------------------------------------------
                                  Tradewinds                                                  N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------


Effective on or about August 18, 2008, the information in Table 19 will be revised to include information regarding Mondrian Investment Partners Limited and Tradewinds Global Investors, LLC.


                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Partners             ALLIANCEBERNSTEIN:                                                           None          (1)         (4)
International Select Kevin F. Simms       166 RICs             $89.22 billion  3 RICs ($13.16B);
Value                                     722 PIVs             $59.61 billion  23 PIVs ($3.01B);
                                          43,955 other         $235.74 billion 94 other accounts
                                          accounts                             ($32.75 B)
                     ----------------------------------------------------------------------------
                     Henry S. D'Auria     124 RICs             $54.44 billion  2 RICs ($5.98B);
                                          595 PIVs             $42.65 billion  20 PIVs ($1.66B);
                                          662 other accounts   $175.96 billion 82 other accounts
                                                                               ($29.40B)
                     ----------------------------------------------------------------------------
                     Sharon E. Fay        166 RICs             $89.22 billion  3 RICs ($13.16B);
                                          645 PIVs             $52.91 billion  21 PIVs ($1.66B);
                                          43,955 other         $235.74 billion 94 other accounts
                                          accounts                             ($32.75B)
                     ----------------------------------------------------------------------------
                     Marilyn G. Fedak     153 RICs             $85.47 billion  3 RICs ($13.16B);
                                          461 PIVs             $42.42 billion  1 PIV ($820.0B);
                                          43,881 other         $197.37 billion 64 other accounts
                                          accounts                             ($20.08B)
                     ----------------------------------------------------------------------------
                     John P. Mahedy       151 RICs             $84.33 billion  3 RICs ($13.16B);
                                          454 PIVs             $42.21 billion  1 PIV ($820.0B);
                                          43,860 other         $193.54 billion 60 other accounts
                                          accounts                             ($19.34B)
                     ----------------------------------------------------------------------------





--------------------------------------------------------------------------------
S-6500-23 A (8/08)

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
                     Giulio Martini       111 RICs             $49.88 billion  2 RICs ($5.98B);
                                          628 PIVs             $48.40 billion  22 PIVs ($3.0B);
                                          532 other accounts   $139.90 billion 53 other accounts
                                                                               ($19.53B)
                     --------------------------------------------------------------------------------------------------------------
                     MONDRIAN:
                     Ormala Krishnan      1 RIC                $383 million    N/A                None          (2)         (5)
                                          1 PIV                $143 million
                                          8 other accounts     $1,033 million
                     --------------------------------------------------------------------------------------------------------------
                     TRADEWINDS:
                     Paul J. Hechmer      6 RICs               $1.6 billion    I other account    None          (3)         (6)
                                          8 PIVs               $848 million    ($97 million)
                                          56,469 other         $19.64 billion
                                          accounts
-----------------------------------------------------------------------------------------------------------------------------------




    * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

   (a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

POTENTIAL CONFLICTS OF INTEREST
(1) As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

        Employee Personal Trading
        AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

        Managing Multiple Accounts for Multiple Clients
        AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

        Allocating Investment Opportunities
        AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

        AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

        To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(2) CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

        ALLOCATION OF AGGREGATED TRADES
        Mondrian may from time to time aggregate trades for a number of its clients.

        Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

        ALLOCATION OF INVESTMENT OPPORTUNITIES
        Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

        Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

        All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

        See also "Side-by-side management of hedge funds" below.

        ALLOCATION OF IPO OPPORTUNITIES
        Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

        Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

        DEALING IN INVESTMENTS AS PRINCIPAL IN CONNECTIONS WITH THE PROVISION OF SEED CAPITAL
        A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

        Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

        Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

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        DIRECTORSHIPS AND EXTERNAL ARRANGEMENTS
        Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients.

        Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

        The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

        DUAL AGENCY
        Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

        Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

        EMPLOYEE PERSONAL ACCOUNT DEALING
        There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

        Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

        Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

        GIFTS AND ENTERTAINMENT (RECEIVED)
        In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

        Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of L100 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

        GIFTS AND ENTERTAINMENT (GIVEN)
        In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

        Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of L200 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

        PERFORMANCE FEES
        Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

        Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

        The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

        SIDE-BY-SIDE MANAGEMENT OF HEDGE FUNDS (MONDRIAN ALPHA FUNDS)
        Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

        Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

        Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

        SOFT DOLLAR ARRANGEMENTS
        Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

        As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

        Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

        With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(3) Tradewinds recognizes that actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, Tradewinds, because it manages multiple accounts is presented with several potential conflicts and it seeks to manage these conflicts as follows:

        - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds endeavors to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

        - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

        Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. A potential conflict of interest may arise because the investment mandates for certain other accounts may allow use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Tradewinds has policies and procedures reasonably designed to limit and monitor any such short sales to avoid harm to other strategies and accounts, including Funds. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

        Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

STRUCTURE OF COMPENSATION
(4) AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

        (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

       (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
            AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units).

       (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
            The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(5) Mondrian has the following programs in place to retain key investment staff:

        1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

        2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

        3. Equity Ownership - Mondrian is ultimately controlled by a partnership of senior management and private equity funds sponsored by Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 61% owned by approximately 70 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 39% owned by private equity funds sponsored by Hellman & Friedman, LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

        Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

        At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

        Compensation Committee
        In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

        Defined Contribution Pension Plan
        All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

        Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(6) Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm's executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

        Available bonus pool compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

        - Overall performance of client portfolios

        - Objective review of stock recommendations and the quality of primary research

        - Subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic

        To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

        Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

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S-6500-23 A (8/08)